UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 16, 2019

Date of Report (Date of earliest event reported)

SHAKE SHACK INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36823	47-1941186
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

225 Varick Street, Suite 301 New York, New York	10014
(Address of principal executive offices)	(Zip Code)

(646) 747-7200

(Registrant's telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of Each class	Trading symbol(s)	Name of Exchange on which registered
Class A Common Stock, par value $0.001	SHAK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously disclosed, pursuant to a Stockholders Agreement, dated as of February 4, 2015, as amended, between Shake Shack Inc. (the “Company”), Daniel H. Meyer and his affiliates, including Gramercy Tavern Corp. (“GTC” and, together with Mr. Meyer and his other affiliates, the “Meyer Stockholders”), and other parties thereto, the Meyer Stockholders had the right to cause all of the stock of GTC to be exchanged for shares of the Company’s Class A common stock (“Class A Stock”) pursuant to a tax-free reorganization under Section 368(a) of the Internal Revenue Code (the “Code”).

On August 16, 2019, at the Meyer Stockholders’ election, such a reorganization (the “Reorganization”) was completed. The Reorganization was structured as a two-step merger, whereby a wholly-owned subsidiary of the Company merged with and into GTC, with GTC as the surviving corporation, which then merged with and into the Company.

Prior to the Reorganization, GTC owned 2,690,263 common membership interests of SSE Holdings, LLC (the “LLC Interests”) and an equivalent number of shares of the Company’s Class B common stock (the “Class B Stock”).

In the Reorganization, (i) each of the Daniel H. Meyer Investment Trust dtd 5/15/92 (the “Investment Trust”) and the Daniel H. Meyer 2012 Gift Trust dtd 10/31/12 (the “Gift Trust”), as the only stockholders of GTC, received, on a one-for-one basis, an amount of Class A Stock based upon the amount of shares of GTC held by such stockholders; (ii) all of the shares of Class B Stock held by GTC were cancelled; and (iii) all of the LLC Interests held by GTC were transferred to the Company.

As such, the Investment Trust received 154,072 shares of Class A Stock and the Gift Trust received 2,536,191 shares of Class A Stock, representing their 5.727% and 94.273%, respectively, interest in GTC.

No Class A Stock was sold or purchased in the Reorganization by GTC, Mr. Meyer, the other Meyer Stockholders, or any other stockholder of the Company. Following the Reorganization, Mr. Meyer and the other Meyer Stockholders maintain the same aggregate percentage ownership in the Company as they did prior to the Reorganization.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Shake Shack Inc.
(Registrant)

	By:	/s/ Tara Comonte
Tara Comonte
Date: August 16, 2019		Chief Financial Officer